Exhibit 99.11

Cenveo, Inc. Announces Agreement with First Lien Noteholders to Recapitalize Balance Sheet

Transaction Will Significantly Lower Debt by Approximately $700 Million

Company Secures $290 Million in New DIP Financing

Operations to Continue Without Interruption

STAMFORD, Conn., February 2, 2018 — Cenveo, Inc. (NASDAQ: CVO) (the “Company”), a diversified manufacturer of print-related products including envelopes, custom labels, commercial print, and publisher solutions, today announced that it has reached an agreement with holders of a majority of its first lien debt to support a Chapter 11 plan of reorganization, which will significantly increase its financial flexibility by reducing its debt and obtaining new financing, strengthening the Company and its best-in-class products and services. To facilitate the financial restructuring, Cenveo and its domestic subsidiaries have filed voluntary petitions for reorganization under Chapter 11 of the U.S. Bankruptcy Code in the Southern District of New York, White Plains. The Chapter 11 filing does not include foreign entities, such as those located in India.

In conjunction with the filing, Cenveo has entered into a Restructuring Support Agreement (RSA) with more than 50% of its first lien noteholders. The RSA demonstrates the strong support of the Company’s creditors for the financial restructuring and their confidence in management and the future of Cenveo, and provides a clear path to emergence on an expedited basis.

The Company has also negotiated agreements with certain of its existing lenders to provide Cenveo up to $290 million of debtor-in-possession financing (“DIP”), which includes $190 million of ABL financing and $100 million of Term Loan financing. In total, the debtor-in-possession financing will allow Cenveo to access up to $100 million in incremental liquidity during the Chapter 11 case. This incremental liquidity will ensure that suppliers and other business partners will be paid in a timely manner for goods and services provided during the Chapter 11 process, in accordance with customary terms.

“The plan we are pursuing today will significantly reduce our debt and improve our capital structure to support our long-term business strategy,” said Robert G. Burton, Sr., Cenveo’s Chairman and Chief Executive Officer. “Since 2005, we have transformed Cenveo from its print-focused roots into the largest envelope manufacturer and one of the largest labels manufacturers in North America. This court-supervised restructuring process will protect our business operations, as we will continue to operate in the ordinary course. We are pleased that our plan has the backing of a number of our key financial stakeholders, and we are confident that Cenveo will emerge from this process with a stronger balance sheet to support its profitable growth in the years ahead.”

Mr. Burton continued, “Our foremost priority is providing seamless, high-quality service to our customers across multiple market segments, and that standard of excellence will remain unchanged throughout this process. This financial restructuring will significantly reduce the amount of debt on the balance sheet, increase cash flow available to invest in the business, and create a stronger and more competitive company in the future.”

“In previous times of challenge, we have proven our ability to adapt and transform our Company with a business solution that is value maximizing. Our work on this debt recapitalization will be no different,” Mr. Burton concluded.

The Company has made customary filings, including first day motions, which will facilitate the normal course of business operations during the financial restructuring process. These include, among other things, requesting authority to pay pre-filing wages, salaries, and benefits; honor customer commitments; and pay certain pre-petition vendors and suppliers. In addition, the plan provides the Company with sufficient liquidity to continue operating as usual with customers and vendors.

Additional information on the restructuring can be found at www.cenveo.com/restructuring or by calling the Company’s toll-free Restructuring Information Line at (844) 219-2678 (or, if you are calling from outside the U.S. or Canada, at +1 (646) 813-2946). Information about the claims process will also be available at https://cases.primeclerk.com/cenveo.

Cenveo’s legal advisors are Kirkland & Ellis. The Company’s financial advisor is Rothschild, Inc., and its restructuring advisor is Zolfo Cooper LLC.

About Cenveo

Cenveo (NASDAQ: CVO), world headquartered in Stamford, Connecticut, is a leading global provider of print and related resources, offering world-class solutions in the areas of custom labels, envelopes, commercial print, content management and publisher solutions. The Company provides a one-stop offering through services ranging from design and content management to fulfillment and distribution. With a worldwide distribution platform, we pride ourselves on delivering quality solutions and services every day for our more than 100,000 customers. For more information, please visit us at www.cenveo.com.

Cautionary Note Regarding the Chapter 11 Cases

The Company’s stockholders are cautioned that the it is likely that the Company’s stockholders will receive nothing in exchange for its common stock upon the Company’s emergence from bankruptcy and the common stock will have no value and that trading in securities of the Company during the pendency of the Chapter 11 cases will be highly speculative and will pose substantial risks. It is possible the Company’s outstanding securities may be cancelled and extinguished upon confirmation of a restructuring plan by the Bankruptcy Court. In such an event, the Company’s stockholders and other security holders would not be entitled to receive or retain any cash, securities or other property on account of their cancelled securities. Trading prices for the Company’s common stock and other securities may bear little or no relation to actual recovery, if any, by holders thereof in the Company’s Chapter 11 cases. Accordingly, the Company urges extreme caution with respect to existing and future investments in its securities.

Cautionary Note Regarding Forward-Looking Statements

This document contains certain forward-looking statements. These statements may be identified by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “our vision,” “plan,” “potential,” “preliminary,” “predict,” “should,” “will,” or “would” or the negative thereof or other variations thereof or other comparable terminology and include, but are not limited to, statements regarding the Company’s expected motions to be filed in the Chapter 11 proceeding and the dispositions of such motions, continued operations and customer and supplier programs while in a Chapter 11 proceeding, cash needed to support our operations while in a Chapter 11 proceeding, ability to lower debt and interest payments, ability to operate while in a Chapter 11 proceeding, ability to pay our creditors, credit rating and ability to manage its pension obligations. We have based these forward-looking statements on our current expectations, assumptions, estimates and projections. While we believe these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond our control, including, but not limited to: the actions and decisions of our creditors and other third parties with interests in the Chapter 11 cases; our ability to maintain liquidity to fund our operations during the Chapter 11 cases; our ability to obtain Bankruptcy

Court approvals in connection with the Chapter 11 cases; our ability to consummate any transactions once approved by the Bankruptcy Court and the time to consummation of such transactions; adjustments in the calculation of financial results for the quarter or year end, or the application of accounting principles; discovery of new information that alters expectations about financial results or impacts valuation methodologies underlying financial results; accounting changes required by United States generally accepted accounting principles; and other factors affecting the Company detailed from time to time in the Company’s filings with the SEC that are available at www.sec.gov. These and other important factors may cause our actual results, performance, or achievements to differ materially from any future results, performance, or achievements expressed or implied by these forward-looking statements. For a list and description of such risks and uncertainties, please refer to Cenveo’s filings with the SEC that are available at www.sec.gov and in particular, our 2016 Form 10-K filed with the SEC on February 23, 2017. We caution you that the list of important factors included in our SEC filings may not contain all of the material factors that are important to you. In addition, in light of these risks and uncertainties, the matters referred to in the forward-looking statements contained in this document may not in fact occur. Cenveo disclaims any intention or obligation to update or revise any forward-looking statements as a result of new information, future events or otherwise, except as otherwise required by law.

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